SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 3, 2004

NOVAVAX, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-26770 (Commission File No.)	22-2816046 (I.R.S. Employer Identification No.)

508 Lapp Road, Malvern, Pennsylvania (Address of principal executive offices)	19355 (Zip code)

(484) 913-1200
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOVAVAX, INC.
ITEMS TO BE INCLUDED IN THIS REPORT

ITEM 2.02. RESULTS OF OPERATONS AND FINANCIAL CONDITION.

     On November 3, 2004, Novavax, Inc. reported its third quarter earnings for 2004.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits.

     99.1   Press Release dated November 3, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.
Date: November 4, 2004	By:	/s/ Dennis W. Genge Dennis W. Genge Vice President and Chief Financial Officer